                                 LEASE AGREEMENT



                                     BETWEEN



                      CHURCHILL WINSTON LIMITED PARTNERSHIP
                                    LANDLORD



                                       AND



                               TECH SQUARED, INC.
                                     TENANT

                                TABLE OF CONTENTS



SECTION 1    BASIC PROVISIONS. . . . . . . . . . . . . . . . . . . . . . -1-
     1.1     Landlord. . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.2     Tenant. . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.3     Tenant's Address. . . . . . . . . . . . . . . . . . . . . . -1-
     1.4     Lease Execution Date. . . . . . . . . . . . . . . . . . . . -1-
     1.5     Building. . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.6     Building Rentable Area. . . . . . . . . . . . . . . . . . . -1-
     1.7     Premises. . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.8     Premises Rentable Area. . . . . . . . . . . . . . . . . . . -1-
     1.9     Lease Term. . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.10    Lease Commencement Date . . . . . . . . . . . . . . . . . . -1-
     1.11    Lease Termination Date. . . . . . . . . . . . . . . . . . . -1-
     1.12    Base Rent Schedule. . . . . . . . . . . . . . . . . . . . . -2-
     1.13    Initial Estimated Operating Costs . . . . . . . . . . . . . -2-
     1.14    Permitted Use . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.15    Security Deposit. . . . . . . . . . . . . . . . . . . . . . -2-
     1.16    Address for Notice to Landlord. . . . . . . . . . . . . . . -2-
     1.17    Address for Notice to Tenant. . . . . . . . . . . . . . . . -2-
     1.18    Real Estate Broker(s) Due Commission. . . . . . . . . . . . -2-

SECTION 2    REAL PROPERTY, BUILDING AND PREMISES. . . . . . . . . . . . -3-
     2.1     Definition of Real Property . . . . . . . . . . . . . . . . -3-
     2.2     Definition of Building. . . . . . . . . . . . . . . . . . . -3-
     2.3     Definition of Premises. . . . . . . . . . . . . . . . . . . -3-
     2.4     Determination of Premises . . . . . . . . . . . . . . . . . -3-

SECTION 3    TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     3.1     Lease Term. . . . . . . . . . . . . . . . . . . . . . . . . -3-

SECTION 4    RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     4.1     Base Rent . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     4.2     Additional Rent . . . . . . . . . . . . . . . . . . . . . . -3-
     4.3     Rent Proration. . . . . . . . . . . . . . . . . . . . . . . -3-

SECTION 5    COMMON AREA . . . . . . . . . . . . . . . . . . . . . . . . -4-
     5.1     Definition of Common Area . . . . . . . . . . . . . . . . . -4-
     5.2     Use and Control of Common Area. . . . . . . . . . . . . . . -4-
     5.3     Operation and Maintenance of Common Area. . . . . . . . . . -4-

SECTION 6    OPERATING COSTS . . . . . . . . . . . . . . . . . . . . . . -4-
     6.1     Definition of Operating Costs . . . . . . . . . . . . . . . -4-
     6.2     Estimated Operating Costs . . . . . . . . . . . . . . . . . -6-
     6.3     Definition of Tenant's Proportionate Share. . . . . . . . . -6-
     6.4     Payment of Tenant's Proportionate Share . . . . . . . . . . -6-
     6.5     Adjustment. . . . . . . . . . . . . . . . . . . . . . . . . -6-

SECTION 7    USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     7.1     Permitted Use . . . . . . . . . . . . . . . . . . . . . . . -6-
     7.2     No Representation or Warranty . . . . . . . . . . . . . . . -6-
     7.3     Abandonment . . . . . . . . . . . . . . . . . . . . . . . . -7-

SECTION 8    UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     8.1     Tenant to Pay . . . . . . . . . . . . . . . . . . . . . . . -8-
     8.2     Capacity. . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     8.3     Damages . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     8.4     Energy Conservation . . . . . . . . . . . . . . . . . . . . -8-

SECTION 9    SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     9.1     Consent and Maintenance . . . . . . . . . . . . . . . . . . -8-

SECTION 10   ACCEPTANCE OF PREMISES, REPAIR AND MAINTENANCE. . . . . . . -9-
     10.1    Acceptance. . . . . . . . . . . . . . . . . . . . . . . . . -9-
     10.2    Maintenance . . . . . . . . . . . . . . . . . . . . . . . . -9-
     10.3    Indemnification . . . . . . . . . . . . . . . . . . . . . . -9-
     10.4    Waiver of Claims. . . . . . . . . . . . . . . . . . . . . . -9-

SECTION 11   ALTERATIONS AND ADDITIONS . . . . . . . . . . . . . . . . .-10-
     11.1    Landlord's Consent Required . . . . . . . . . . . . . . . .-10-
     11.2    Indemnification for Liens . . . . . . . . . . . . . . . . .-10-
     11.3    Inspection and Notice of Non-Responsibility . . . . . . . .-10-
     11.4    Tenant's Additional Obligations . . . . . . . . . . . . . .-10-

SECTION 12   ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . .-11-
     12.1    Landlord's Consent. . . . . . . . . . . . . . . . . . . . .-11-
     12.2    Landlord's Rights . . . . . . . . . . . . . . . . . . . . .-11-

SECTION 13   INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . .-11-
     13.1    Tenant's Insurance. . . . . . . . . . . . . . . . . . . . .-11-
     13.2    Form of Insurance . . . . . . . . . . . . . . . . . . . . .-12-
     13.3    Tenant's Actions. . . . . . . . . . . . . . . . . . . . . .-12-

SECTION 14   DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . .-13-
     14.1    Determination to Rebuild. . . . . . . . . . . . . . . . . .-13-
     14.2    Landlord's Restoration. . . . . . . . . . . . . . . . . . .-13-
     14.3    Tenant's Right to Terminate Lease . . . . . . . . . . . . .-13-
     14.4    Rent Abatement. . . . . . . . . . . . . . . . . . . . . . .-13-
     14.5    Tenant's Restoration. . . . . . . . . . . . . . . . . . . .-13-
     14.6    Liability for Damage. . . . . . . . . . . . . . . . . . . .-13-
     14.7    Termination of Lease. . . . . . . . . . . . . . . . . . . .-14-

SECTION 15   WAIVER OF SUBROGATION. . . . . . . . . . . . . . . . . .  .-14-
     15.1    Waiver of Subrogation. . . . . . . . . . . . . . . . . .  .-14-

SECTION 16   CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . .-14-
     16.1    Total or Partial Condemnation . . . . . . . . . . . . . . . .-14-
     16.2    Condemnation Awards . . . . . . . . . . . . . . . . . . . . .-14-

SECTION 17   COMPLIANCE WITH LAW . . . . . . . . . . . . . . . . . . . . .-14-
     17.1    Tenant's Compliance . . . . . . . . . . . . . . . . . . . . .-14-
     17.2    Disability Access Laws. . . . . . . . . . . . . . . . . . . .-15-

SECTION 18   QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . .-15-
     18.1    Tenant's Occupancy. . . . . . . . . . . . . . . . . . . . . .-15-
     18.2    No Representations or Warranties. . . . . . . . . . . . . . .-15-

SECTION 19   SURRENDER OF THE PREMISES . . . . . . . . . . . . . . . . . .-15-
     19.1    Tenant's Obligations. . . . . . . . . . . . . . . . . . . . .-15-
     19.2    Landlord's Requirements . . . . . . . . . . . . . . . . . . .-16-

SECTION 20   SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . .-16-
     20.1    Tenant's Deposit. . . . . . . . . . . . . . . . . . . . . . .-16-

SECTION 21   DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . .-16-
     21.1    Events of Default . . . . . . . . . . . . . . . . . . . . . .-16-
     21.2    Landlord's Remedies . . . . . . . . . . . . . . . . . . . . .-17-
     21.3    Landlord's Rights Cumulative. . . . . . . . . . . . . . . . .-19-
     21.4    No Waiver of Rights or Remedies . . . . . . . . . . . . . . .-19-

SECTION 22   LATE PAYMENT CHARGES. . . . . . . . . . . . . . . . . . . . .-19-
     22.1    Tenant's Liability. . . . . . . . . . . . . . . . . . . . . .-19-

SECTION 23   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . .-20-
     23.1    Manner of Notice. . . . . . . . . . . . . . . . . . . . . . .-20-
     23.2    Notice to Landlord's Lender . . . . . . . . . . . . . . . . .-20-

SECTION 24   BANKRUPTCY OR INSOLVENCY. . . . . . . . . . . . . . . . . . .-20-
     24.1    Chapter 7 of the Bankruptcy Code. . . . . . . . . . . . . . .-20-
     24.2    Chapters 11 and 13 of the Bankruptcy Code . . . . . . . . . .-21-
     24.3    Assumption of Lease . . . . . . . . . . . . . . . . . . . . .-22-
     24.4    Assignment of Lease . . . . . . . . . . . . . . . . . . . . .-22-
     24.5    Reasonable Use and Occupancy Charges. . . . . . . . . . . . .-22-
     24.6    Landlord's Consent. . . . . . . . . . . . . . . . . . . . . .-22-
     24.7    State Law . . . . . . . . . . . . . . . . . . . . . . . . . .-22-

SECTION 25   ESTOPPEL CERTIFICATE AND SUBORDINATION,
             NON-DISTURBANCE AND ATTORNMENT AGREEMENT. . . . . . . . . . .-23-
     25.1    Estoppel Certificate. . . . . . . . . . . . . . . . . . . . .-23-
     25.2    Subordination, Non-Disturbance and Attornment Agreement . . .-23-
     25.3    Tenant's Default. . . . . . . . . . . . . . . . . . . . . . .-23-

SECTION 26   HAZARDOUS MATERIAL. . . . . . . . . . . . . . . . . . . . . .-24-
     26.1    Tenant's Obligations. . . . . . . . . . . . . . . . . . . . .-24-
     26.2    Definition of Hazardous Material. . . . . . . . . . . . . . .-24-
     26.3    Indemnification . . . . . . . . . . . . . . . . . . . . . . .-24-

SECTION 27   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .-25-
     27.1    Headings. . . . . . . . . . . . . . . . . . . . . . . . . . .-25-
     27.2    Binding Effect. . . . . . . . . . . . . . . . . . . . . . . .-25-
     27.3    Governing Law and Jurisdiction. . . . . . . . . . . . . . . .-25-
     27.4    Holding Over. . . . . . . . . . . . . . . . . . . . . . . . .-25-
     27.5    No Joint Venture. . . . . . . . . . . . . . . . . . . . . . .-25-
     27.6    Entire Agreement. . . . . . . . . . . . . . . . . . . . . . .-25-
     27.7    Time is of the Essence. . . . . . . . . . . . . . . . . . . .-25-
     27.8    Adjustment of Rentable Area . . . . . . . . . . . . . . . . .-25-
     27.9    Landlord's Access . . . . . . . . . . . . . . . . . . . . . .-25-
     27.10   Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . .-26-
     27.11   Severability. . . . . . . . . . . . . . . . . . . . . . . . .-26-
     27.12   Payment and Receipt of Money. . . . . . . . . . . . . . . . .-26-
     27.13   Landlord Not Liable . . . . . . . . . . . . . . . . . . . . .-26-
     27.14   Non-Recourse. . . . . . . . . . . . . . . . . . . . . . . . .-26-
     27.15   Each Covenant Essential . . . . . . . . . . . . . . . . . . .-26-
     27.16   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . .-27-
     27.17   Joint and Several Liability . . . . . . . . . . . . . . . . .-27-
     27.18   Survival. . . . . . . . . . . . . . . . . . . . . . . . . . .-27-
     27.19   No Reservation or Option. . . . . . . . . . . . . . . . . . .-27-
     27.20   Construction of Lease . . . . . . . . . . . . . . . . . . . .-27-
     27.21   Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . .-27-
     27.22   Rent Related to Value . . . . . . . . . . . . . . . . . . . .-27-
     27.23   Brokerage Commission. . . . . . . . . . . . . . . . . . . . .-27-
     27.24   Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . .-27-
     27.25   Authorized Signatures . . . . . . . . . . . . . . . . . . . .-27-

                                 LEASE AGREEMENT


                                    SECTION 1
                                BASIC PROVISIONS

     The Landlord, in consideration of the rent herein agreed to be paid by the Tenant and the other conditions, agreements and stipulations by the Tenant herein expressed and agreed to be kept and performed by the Tenant, does hereby demise and lease unto the Tenant the Premises. The following provisions are an integral part of this Lease.

1.1  LANDLORD.                          CHURCHILL WINSTON LIMITED PARTNERSHIP
                                        ----------------------------------------
                                        ----------------------------------------

1.2  TENANT.                            TECH SQUARED, INC.
                                        ----------------------------------------
                                        a MINNESOTA CORPORATION
                                        ----------------------------------------
                                                  (entity)
                                        under the laws of MINNESOTA
                                        ----------------------------------------

1.3  TENANT'S ADDRESS.                  5198 WEST 76TH STREET
                                        ----------------------------------------
                                        EDINA, MN 55439
                                        ----------------------------------------
                                        ----------------------------------------

1.4  LEASE EXECUTION DATE.              ----------------------------------------

1.5  BUILDING.                Name, if any:
                                        ----------------------------------------
                              Address:  5150-5198 WEST 76TH STREET
                                        ----------------------------------------
                                        EDINA, MN 55439
                                        ----------------------------------------

1.6  BUILDING RENTABLE AREA.            Approximately 138,467 square feet
                                                      -------

1.7  PREMISES.                Suite, if any:
                                        ----------------------------------------
                              Address:  5198 WEST 76TH STREET
                                        ----------------------------------------
                                        EDINA, MN 55439
                                        ----------------------------------------

1.8  PREMISES RENTABLE AREA.
                          Office Area 1st Floor:Approximately 4,651 square feet
                                                               -----
                          Mezzanine Office:     Approximately 5,102 square feet
                                                               -----
                          Warehouse Area 1st:   Approximately 19,948 square feet
                                                               ------
                          Whs Mezzanine Area:   Approximately 1,586 square feet
                                                               -----
                          Total Area:           Approximately 31,287 square feet
                                                              ------

1.9  LEASE TERM.                                               THREE (3) years
                                                               ---------
                                                               TWO (2) months
                                                               -------

1.10 LEASE COMMENCEMENT DATE.                                  MAY 1, 1996
                                                               -----------------

1.11 LEASE TERMINATION DATE.                                   JUNE 30, 1999
                                                               -----------------

1.12 BASE RENT SCHEDULE.

                                  ANNUAL
                                  BASE
                      SQUARE      RATE PER      ANNUAL BASE       MONTHLY
DATES                 FOOTAGE     SQ. FOOT      RENT              BASE RENT


5/1/96 - 6/30/96       31,287     $ -0-         $   -0-           $   -0-   *
- ----------------       ------     --------      -----------       -----------
7/1/96 - 6/30/97       31,287     $3.29         $102,934.23       $8,577.85
- ----------------       ------     --------      -----------       -----------
7/1/97 - 6/30/98       31,287     $4.29         $134,221.23       $11,185.10
- ----------------       ------     --------      -----------       -----------
7/1/98 - 6/30/99       31,287     $4.49         $140,478.63       $11,706.55
- ----------------       ------     --------      -----------       -----------
- ----------------       ------     --------      -----------       -----------
*TENANT WILL PAY OPERATING EXPENSES ONLY FOR THE PERIOD 5/1/96-6/30/96

1.13 INITIAL ESTIMATED OPERATING COSTS.   Initial Estimated Operating Cost
                                          $2.24 per square foot
                                          -----
1.14 PERMITTED USE.                       Tenant's use shall be limited to
                                          SALES, SERVICE AND WAREHOUSING OF
                                          -------------------------------------
                                          COMPUTER PRODUCTS OR ANY RELATED
                                          -------------------------------------
                                          BUSINESSES.  ADDITIONALLY ANY OTHER
                                          -------------------------------------
                                          BUSINESS USE WITH LANDLORD'S CONSENT
                                          -------------------------------------
                                          (the "Permitted Use").

1.15 SECURITY DEPOSIT.                         $7,000.00
                                          -------------------------------------

1.16 ADDRESS FOR NOTICE TO LANDLORD.      WINSTON CHURCHILL LIMITED PARTNERSHIP
                                          -------------------------------------
                                          c/o R. L. Johnson Company
                                          701 Decatur Avenue North
                                          Suite 107
                                          Golden Valley, MN  55427

                         With a copy to:  Leslie H. Novak, Esq.
                                          Mackall, Crounse & Moore
                                          1400 AT&T Tower
                                          901 Marquette Avenue
                                          Minneapolis, MN  55402-2859

1.17 ADDRESS FOR NOTICE TO TENANT.        SAME AS SECTION 1.3
                                          -------------------------------------
     (if different than address in Section 1.3)
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------

1.18 REAL ESTATE BROKER(S) DUE COMMISSION.   Individual Name:NONE
                                          -------------------------------------
                                             Company Name:NONE
                                          -------------------------------------

                                    SECTION 2
                      REAL PROPERTY, BUILDING AND PREMISES

2.1 DEFINITION OF REAL PROPERTY. The Real Property consists of the land legally described on Exhibit "A" attached hereto and made a part hereof, and all improvements thereon including the Building and the Common Area.

2.2 DEFINITION OF BUILDING. The Building is a structure located upon the Real Property containing the approximate square footage provided in Section 1.6.

2.3 DEFINITION OF PREMISES. The Premises are a portion of the Building which is outlined in red on the floor plan attached hereto as Exhibit "B" and made a part hereof containing the approximate square footage provided in Section 1.8.

2.4 DETERMINATION OF PREMISES. The actual square footage of the Premises and the Building shall be determined by Landlord measuring the space from the outside surface of permanent outer walls and from the centerline of interior demising walls with no deduction by reason of stairs, interior partitions or other interior construction or equipment.

                                    SECTION 3
                                      TERM

3.1  LEASE TERM.  The term of this Lease shall be as provided in Sections 1.9,
1.10 and 1.11. Notwithstanding the foregoing, in the event Tenant's initial occupancy of the Premises is delayed because of damage to the Premises caused by fire, acts of God, acts of war, or any other calamity, for which the Landlord is not responsible or any other event not under the reasonable control of the Landlord, the term of this Lease as stated above shall be extended for a period equal to the amount of time lost by reason of any such cause, but in any event not beyond six (6) months from the commencement date.

                                    SECTION 4
                                      RENT

4.1 BASE RENT. Tenant shall pay to Landlord without demand, diminution, deduction, or set-off, at the Landlord's address listed in Section 1.16 or at such other place as Landlord may from time to time designate in writing, an annual base rent as provided in Section 1.12, payable in advance in successive equal monthly installments as provided in Section 1.12, each on the first day of each month during the entire term hereof.

4.2 ADDITIONAL RENT. The Tenant shall also pay, without demand, diminution, deduction, or set-off, as additional rent, such other sums of money as shall become due and payable by Tenant to Landlord under this Lease, including without limitation, Tenant's Proportionate Share of Operating Costs as provided in
Section 6.

4.3 RENT PRORATION. If the term of this Lease as heretofore established, commences on other than the first day of a month or terminates on other than the last day of a month, then all the rent and additional rent provided for in this Section for such month or months shall be prorated and the installment or installments of rent shall be paid by Tenant in advance.

                                    SECTION 5
                                   COMMON AREA

5.1 DEFINITION OF COMMON AREA. Common Area shall mean the entire area designated from time to time by Landlord for common use or benefit of the occupants of the Building, including, but not by way of limitation, any and all portions of the Building not available for lease to tenants; the Real Property; the floors; the heating, ventilating and air conditioning; parking lots; landscaped and vacant areas; passages for trucks and automobiles; areaways; roads; sidewalks; curbs; corridors; and facilities such as washrooms, drinking fountains, toilets, stairs, ramps, elevators and escalators, if any.

5.2 USE AND CONTROL OF COMMON AREA. Subject to rules and regulations that may be created by Landlord from time to time, the Common Area is hereby made available to Tenant and its employees, agents, customers and invitees for their reasonable, nonexclusive use in common with other Tenants, their employees, agents, customers, invitees and Landlord. Landlord shall have the exclusive right to control the Common Area; to change the size location level and arrangement of the Common Area; to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the Common Area; to close all or any portion of the Common Area to such extent as, in the opinion of Landlord's counsel, may be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily any or all portions of the Common Area; and to do and perform such other acts in and to said areas and improvements as in the exercise of good business judgement, as Landlord shall determine to be reasonable or necessary. LANDLORD'S CHANGES TO THE COMMON AREA WILL NOT HAVE A SUBSTANTIAL MATERIAL ADVERSE EFFECT ON TENANT'S USE AND OCCUPANCY OF THE PREMISES.

5.3 OPERATION AND MAINTENANCE OF COMMON AREA. Landlord shall operate and maintain the Common Area or shall cause the same to be operated and maintained in manner deemed by Landlord reasonable and appropriate, and in a first class manner.

                                    SECTION 6
                                 OPERATING COSTS

6.1 DEFINITION OF OPERATING COSTS. Operating Costs shall consist of all costs and expenses of the Building and the Common Area and such additional facilities in subsequent years as may be determined by the Landlord to be necessary to the Building, which costs and expenses shall be determined in accordance with generally accepted accounting principles, which shall be consistently applied (with accruals appropriate to Landlord's business); and shall include without limitation all ordinary, necessary and reasonable costs and expenses (but not costs which are separately billed to and paid by tenants) of every kind and nature which Landlord shall pay or become obligated to pay (excluding principal and interest payments to the holder of any mortgage on the Building) because of or in connection with the ownership and operating of the Building and the Common Area, such as the following:

     A. Wages, salaries and related expenses of all employees engaged in the operation, maintenance and security of the Building, but excluding executive compensation.

     B. All supplies and materials used in the operation and maintenance of the Building.

     C. Management costs, maintenance and service agreements for the Building and the equipment therein, including without limitation, window cleaning, mechanical maintenance, snow removal, janitorial services, and lawn and landscaping maintenance.

     D. Accounting costs, including the costs of audits by certified public accountants.

     E. Cost of all insurance including, but not limited to fire, casualty, liability applicable to the Building and Landlord's personal property used in connection with the Building.

     F. Cost of all repairs, replacements, reserves for replacements, and general maintenance, (including, but not limited to, compliance with environmental laws) (excluding repairs and general maintenance paid for by proceeds of insurance or by Tenant and other third parties, and alterations attributable to tenants of the Building other than Tenant), EXCLUDING AREAS (IF ANY) IDENTIFIED IN THE PHASE I ENVIRONMENTAL REPORT DATED APRIL 4, 1996, WHICH TENANT WILL NOT BE RESPONSIBLE FOR.

     G. All charges for sewer and water at the Building and Common Area and other utility charges for Common Area.

     H. All real estate taxes and installments of special assessments, service payments in lieu of taxes, excises, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Building and the Real Property, its operations or the rent provided for in this Lease. If at any time during the term of this Lease, under the laws of the State of Minnesota, or of any political subdivision thereof, in which the Real Property is situated, a tax or excise on rents, or other tax however described, is levied or assessed by the State of Minnesota, or by any such political subdivision, against Landlord on account of the base rent or additional rent accruing under this Lease, as a substitute in whole or in part for real estate taxes on the Real Property or any part thereof, such tax or excise on rents shall, to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of Landlord's ownership of the Real Property or of this Lease, be deemed to be a real estate tax or assessment levied or assessed against the Real Property for the purposes of this Section 6.1.H. However, nothing contained in this Lease shall require Tenant to pay any income, excess profits, franchise, or similar tax payable by Landlord on account of the rent accruing under this Lease. All costs and expenses incurred by Landlord during negotiations for or contests of the amount of taxes or assessments shall be included in real estate taxes and special assessments. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same exceeds standard building allowances, but shall not be responsible for Landlord's State or Federal Income Tax.

     I. Amortization of capital improvements made to the Building and Common Area before or after the commencement date of the Lease, which capital improvements shall be amortized over the useful life of the capital improvements.

6.2 ESTIMATED OPERATING COSTS. Landlord has prepared an estimate of the Operating Costs for the calendar year of the operation of the Building, (hereinafter referred to as "Estimated Operating Costs"), all of which Operating Costs shall be initially paid by Landlord. The Estimated Operating Costs for the year in which the Lease is executed is as listed in Section 1.13.

6.3 DEFINITION OF TENANT'S PROPORTIONATE SHARE. Tenant's Proportionate Share shall be a fraction the numerator of which shall be the PREMISES RENTABLE AREA (EXCLUDING MEZZANINE ADDED TO TENANT'S PREMISES AFTER THE INITIAL CONSTRUCTION OF THE BUILDING) and the denominator of which shall be the BUILDING RENTABLE AREA AS DEFINED IN SECTION 1.6.

6.4 PAYMENT OF TENANT'S PROPORTIONATE SHARE. Tenant's Proportionate Share of the Estimated Costs for each calendar year shall be paid as additional rent without demand, deduction, diminution, or set-off in monthly installments on the first day of each calendar month, in advance, in an amount estimated by Landlord from time to time. If the term of this Lease commences or terminates (other than by reason of Tenant's default) during the calendar year, Tenant's obligation for Tenant's Proportionate Share of Estimated Costs shall be prorated based on the term of the Lease contained within the calendar year. Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's Proportionate Share of the Operating Costs for such period. In the event the total of Tenant's monthly installments paid for any calendar year does not equal Tenant's Proportionate Share as shown on such statement, then upon receipt of such annual statement, Tenant shall promptly pay Landlord as additional rent any deficiency or Landlord shall issue to Tenant a credit invoice for such excess (except at the end of the term of this Lease in which case Landlord shall promptly pay Tenant such excess), as the case may be.

6.5 ADJUSTMENT. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any partial or full calendar year, an adjustment shall be made in computing the Operating Costs for such year so that the Operating Costs shall be computed for such year as though the Building has been fully occupied during such year. Landlord shall bear Operating Costs relating to non-occupied but rentable space. NOT WITHSTANDING ANYTHING HEREIN TO THE CONTRARY TENANT'S OPERATING COSTS SHALL NOT INCREASE MORE THAN TEN PERCENT (10%) OVER THE PREVIOUS YEAR, EXCLUDING REAL ESTATE TAXES AND SNOW REMOVAL.

                                    SECTION 7
                                       USE

7.1  PERMITTED USE.  The Premises shall be used only for the use permitted in
Section 1.14 and for no other use whatsoever. Tenant shall not suffer, use or permit the use of the Premises or any portion thereof for any purpose other than the permitted use unless the prior written consent of the Landlord is first obtained. Tenant shall not use or permit the use of the Premises or any portion thereof in violation of any law, ordinance or regulation applicable thereto nor in a manner constituting a nuisance of any kind.

7.2 NO REPRESENTATION OR WARRANTY. Landlord's authorization of Tenant's use as provided for herein is not, and shall not be deemed, a warranty or representation by Landlord that Tenant's authorized use is permitted under city, county, state, or federal laws, or any regulation promulgated by any agency or quasi-political entity of any city, county, state, or federal government.
Tenant shall have the sole obligation and responsibility to confirm that the use authorized by the Landlord is permitted under all laws and regulations. In addition, in the event Tenant is permitted to (i) make any improvement or alteration within the Premises, or (ii) to expand or contract the Premises, or
(iii) to sublease or assign the Premises to a new tenant or subtenant, as the case may be, or (iv) the authorized use by any Tenant or any permitted assignee or subtenant (including Tenant herein) of the Premises changes, or (v) the internal designation of square footage within the Premises is changed with respect to the amount of such space utilized for office, warehouse, storage, manufacturing, or the like, all as provided herein, then, with respect to any of the aforelisted matters (i through v), Landlord makes no warranty or representation that they conform or will conform with all laws, codes, and regulations of any city, county, state, or the federal government, or any political subdivision thereof that has jurisdiction with respect thereto. It shall be the sole responsibility and obligation of the Tenant or permitted assignee or subtenant of Tenant, to have any and all plans and specifications and change of use or designation of the square footage within the Premises approved by the appropriate governmental authorities, and to obtain all necessary licenses, permits, certificates of occupancy, or the like with respect to such alteration, improvement, expansion of the Premises, contraction of the Premises, change of use, and/or change of designation of square footage of the space within the Premises. AS OF THE DATE THIS LEASE WAS SIGNED, LANDLORD IS NOT AWARE THAT TENANT IS NOT IN COMPLIANCE WITH ANY ITEMS DISCUSSED IN THIS
SECTION 7.2. LANDLORD WARRANTS THAT AS OF THE DATE THE LEASE WAS SIGNED THE PROPERTY IS IN COMPLIANCE WITH ZONING.

7.3 ABANDONMENT. Tenant shall not abandon or leave vacant the Premises or permit, license, or allow the Premises to be occupied by any other party. As used herein, "abandonment" or "leaving vacant" shall mean the Premises are left unattended and/or is not open for business (except for the permitted exceptions set forth in (i) hereafter) for a period of thirty (30) consecutive calendar days. Tenant warrants and agrees (i) that it shall prevent the Premises from being used in any way which will injure the reputation of the Real Property, the reputation of Landlord, or from being used in any way which may be a nuisance, annoyance, inconvenience, or damage to other tenants or occupants of the properties which adjoin the Premises, whether or not owned and controlled by Landlord, including, without limiting the generality of the foregoing, vibration, noise, or odors from its business operation, playing of any musical instrument, radio, or television, or use of a microphone, loudspeaker, electrical equipment, or other equipment which may be heard outside of the Premises, or the allowing the accumulation of refuse or garbage which would attract vermin, insects, and/or produce noxious or unpleasant odors; and (ii) that it shall forthwith report to Landlord in writing any investigation, complaint, or redtag, either from a neighbor, or governmental body or political subdivision thereof, in which the Premises is situated. In the event Tenant has abandoned or allowed the Premises to be vacant, Landlord may, at its sole discretion, take all necessary or prudent acts to secure the Premises, in order to avoid the insurance contract then in effect from being vitiated by reason of the Premises being vacant or to minimize the insurance coverage by reason of such abandonment or allowing the Premises to be vacant including, without limiting the generality of the foregoing, changing the locks, boarding up windows, obtaining additional insurance, hiring security guards or services, allowing occupancy of the Premises during business hours to a nonpaying occupant and not as a tenant, or any such other act which Landlord deems prudent in the then circumstances. Any such costs incurred by Landlord by reason of such breach shall be deemed additional rent and subject Tenant to the remedies of Landlord set forth in
Section 21 of this Lease hereafter. Tenant fully releases and discharges Landlord from any and all claims and liabilities arising by reason of Landlord undertaking one or more of the above-referenced actions. IF LANDLORD INSTALLS A NON-PAYING OCCUPANT, THEN THE LEASE WILL BE IMMEDIATELY TERMINATED.

                                    SECTION 8
                                    UTILITIES

8.1 TENANT TO PAY. Commencing on the day Tenant takes possession of the Premises, Tenant shall pay promptly, as and when due, all charges for electricity, gas, telephone, water, sewer service, trash removal, and all other services or utilities including any extraordinary amount of sewer and water which are used, rendered or supplied to or upon the Premises throughout the term of this Lease, including but not limited to all such costs or charges incurred to provide heat, ventilation and air conditioning to the Premises; and Tenant shall indemnify Landlord and save it harmless of and from any cost, liability, charge or expense with respect thereto. THE UTILITIES PAYABLE PURSUANT TO THIS SECTION SPECIFICALLY EXCLUDE ANY AMOUNTS INCLUDED AS OPERATING COSTS FOR COMMON AREAS. In the event Tenant shall not pay said utilities when due, Landlord may, but shall not be required to, pay said utilities on behalf of Tenant, and in that event, Tenant shall promptly reimburse Landlord therefore upon demand and said advance shall be deemed to be an additional rent payment required of Tenant.

8.2 CAPACITY. Tenant hereby acknowledges the limits of the design standard of the electrical service to be furnished to the Premises and if additional capacity or wiring is required by Tenant's intended use, Landlord, after first approving the same, shall permit Tenant to install such additional capacity or wiring at Tenant's expense in a manner consistent with Section 11.

8.3 DAMAGES. Landlord shall not be liable in damages or otherwise if the furnishing by any supplier of any utility service or other service to the Premises shall be interrupted or impaired by fire, accident, riot, strike, act of God, the making of necessary repairs or improvements or by any causes beyond Landlord's control.

8.4 ENERGY CONSERVATION. Should it become necessary because of directives of public authorities to reduce energy consumption within the Premises, Tenant will reduce its energy consumption in accordance with reasonable, uniform and non-discriminatory standards established by public authorities.

                                    SECTION 9
                                      SIGNS

9.1 CONSENT AND MAINTENANCE. OTHER THAN AS CURRENTLY EXISTING Tenant shall not place or cause to be placed or maintained on any exterior door, wall or window of the Premises or the Building any advertising matter or other thing of any kind and shall not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises or any hanging sign without Landlord's prior written consent, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD. Tenant further agrees to maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other thing, as may be approved, in good condition and repair at all times. Any sign proposed to be used by Tenant shall comply with the requirements of the municipality in which the Building is located and the requirements of Landlord as contained in Landlord's Sign Criteria attached hereto as "Exhibit C" and made a part hereof, as if fully set forth herein.

                                   SECTION 10
                 ACCEPTANCE OF PREMISES, REPAIR AND MAINTENANCE

10.1 ACCEPTANCE. Tenant acknowledges that it has caused the Premises to be inspected in order to ascertain the quality and the condition thereof, and that no representations, either expressed or implied, have been made regarding the quality or condition thereof. Tenant does hereby accept the demise of the Premises in its "as is" condition, and relies solely on its inspection of the Premises with respect thereto. Except as may be specified on Exhibit "D" attached hereto and made a part hereof, as if fully set forth herein, Landlord shall not be required to make any alterations, additions, improvements, or repairs to the Premises.

10.2 MAINTENANCE. Tenant, at its sole cost and expense, shall keep and maintain the Premises and all equipment and improvements thereon, and every part thereof specifically including, but not limited to, the interior walls and floors in good repair and in a clean, safe, wholesome, insurable and tenantable condition and in conformity with the regulations of any governmental authority and in conformity with the standards established, from time to time, by the National Fire Protection Association. Tenant shall comply with all health and police and fire and other regulations, in all respects and at all times. Tenant shall not allow refuse, garbage or debris to accumulate or be stored outside of or adjacent to the Premises whether on top of dumpsters, or other containers or not.

10.3 INDEMNIFICATION. Except as set forth within this Lease, Tenant agrees to indemnify, defend and save Landlord, or its partners, agents, officers, employees, representatives, contractors, licensees and managing agent (if any), harmless against and from any and all claims, loss, damage and expense by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any act, omission or negligence on the part of Tenant or Tenant's agents, contractors, servants, employees or licensees, or arising from any accident, injury or physical damage to the extent caused by Tenant or Tenant's agents, representatives, contractors, servants, licensees, invitees, and employees to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises or the Common Area, and from and against all costs, expenses, liabilities, and reasonable counsel fees, incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord or its partners, agents, officers, employees, representatives, contractors, licensees or managing agent (if any) by reason of any such claim, Tenant, upon notice of such proceeding, shall defend Landlord by counsel reasonably satisfactory to Landlord. The scope of the indemnification provided for hereunder shall not include claims, loss, damage or expense to the extent they arise from the gross negligence or willful misconduct of Landlord or its partners, officers, employees, representatives or agents, contractors or licensees. LANDLORD AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS TENANT AND ITS' PARTNERS, OFFICERS AND EMPLOYEES FROM AND AGAINST ANY CLAIM, LOSS OR EXPENSE ARISING OUT OF INJURY, DEATH OR PROPERTY LOSS, OR DAMAGE OCCURRING IN THE COMMON AREA, EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENT ACT OR INTENTIONAL MISCONDUCT OF TENANT OR ITS' PARTNERS, OFFICERS OR EMPLOYEES.

10.4 WAIVER OF CLAIMS. Except as otherwise provided herein, or to the extent not expressly prohibited by law, Tenant waives all claims against Landlord, its partners, agents, officers, employees, representatives, contractors, licensees and servants for loss or damage to property, loss of business or losses under worker's compensation laws and benefits which Tenant sustains during the term of this Lease and which resulted directly or indirectly from any existing or future condition, defect, matter or thing in, on or about the Premises; from any equipment or appurtenances becoming out of repair; from any accident; or from any act or omission of any person or entity including, but not limited to Landlord or any other permitted Tenant of the Premises. This Section 10.4 shall apply especially, but not exclusively, to damage caused by the flooding of basements or other subsurface areas; by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise; or the bursting or leaking of pipes or plumbing fixtures. Landlord shall not be liable for damage to or theft, misappropriation or loss or any property in the Premises belonging to Tenant, its agents, employees, invitees or any property located in, on or about the Premises regardless of who owns such property, and Tenant agrees to release, defend and hold Landlord, its partners, officers, agents, employees, servants and managing agent (if any) harmless and indemnify them against claims and liability for injuries to such property.

                                   SECTION 11
                            ALTERATIONS AND ADDITIONS

11.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not make any alterations, additions, repairs or improvements to the Premises without, in each such instance, first obtaining Landlord's written consent WHICH SHALL NOT BE REASONABLY WITHHELD. Any such alteration, addition, repair or improvement by Tenant consented to by Landlord shall be performed by Tenant in a good workmanlike manner, at Tenant's sole cost and expense, and in accordance with all laws and regulations of applicable governing bodies. Any such alterations, additions, repairs and improvements including fixtures which are permanently affixed to the Building shall remain upon, be surrendered to Landlord, and become the property of Landlord without disturbance or injury upon expiration of the term of this Lease, or sooner termination of this Lease as provided herein, unless Landlord requires BY WRITTEN NOTICE AT THE TIME OF CONSENT, specific items thereof to be removed by Tenant at Tenant's sole expense in which event Tenant shall do so prior to the expiration or sooner termination of the term of this Lease at its expense, and shall repair any damage caused thereby. Tenant shall restore the Premises to its original condition at the commencement of this Lease or such better condition as the Premises may have been put during the term of this Lease as provided in Section 19 hereof. TENANT WILL HAVE THE RIGHT TO PROCEED WITH SEPARATE AND UNRELATED ALTERATIONS (EXCLUDING ELECTRICAL) TO THE INTERIOR/NON-STRUCTURAL PREMISES, NOT TO EXCEED $1,500.00 PER ALTERATION, OR AN AGGREGATE AMOUNT NOT TO EXCEED $4,500 PER YEAR. LANDLORD MUST BE NOTIFIED, BUT CONSENT IS NOT REQUIRED. HOWEVER, LANDLORD WILL HAVE THE RIGHT TO STOP THE ALTERATION IF IN LANDLORD'S SOLE DISCRETION FEELS IT IS NOT IN THE BEST INTEREST OF THE BUILDING.

11.2 INDEMNIFICATION FOR LIENS. Tenant shall indemnify and save Landlord harmless from and against any lien or claim of lien attached to or upon the Premises or any part thereof by reason of any act or omission on the part of Tenant.

11.3 INSPECTION AND NOTICE OF NON-RESPONSIBILITY. Landlord or Landlord's agents shall at all reasonable times have the right to enter upon the Premises for the purpose of inspecting the same, and for the purpose of posting or keeping posted notices of non-responsibility or any or all forms of notice reasonably necessary or proper to protect Landlord or the Premises against mechanics or materialmen's liens, or charges, or other liens or charges which might or could arise out of the use of the Premises by Tenant, or the construction of the improvements or the making of alterations or repairs to the Premises.

11.4 TENANT'S ADDITIONAL OBLIGATIONS. Tenant shall also provide such notice of non-liability of Landlord to any and all contractors, subcontractors and materialmen. Tenant shall pay all costs for work done or caused to be done by Tenant in the Premises, the Building, and the Real

Property, which could result in any lien or encumbrance on Landlord's interest in the Premises, the Building, and the Real Property, or any part thereof, and shall keep the title to the Premises, the Building, and the Real Property, and every part thereof, free and clear of any lien or encumbrance in respect to such work. Tenant shall defend, indemnify and hold Landlord, its partners, agents, officers, representatives, contractors, licensees, employees and managing agent (if any) harmless against any claim, loss, cost, demand and legal or other expense associated with the assertion of any such lien. Tenant shall immediately notify Landlord of any claim of lien or other action of which it has, or reasonably should have, knowledge and which affects the title to the Premises, the Building, and the Real Estate, or any part thereof, and shall cause the same to be removed within thirty (30) days (or such additional time as Landlord may consent to in writing), failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

                                   SECTION 12
                            ASSIGNMENT AND SUBLETTING

12.1 LANDLORD'S CONSENT. Tenant shall not (i) sell, assign (a sale of substantially all of the assets of Tenant SHALL CONSTITUTE AN ASSIGNMENT, BUT or a change in control of Tenant shall not constitute an assignment), mortgage, pledge, hypothecate or in any manner transfer this Lease or any estate or interest thereunder; or (ii) sublet the Premises or any part or parts thereof; without prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Any permitted assignment, transfer, or subletting shall not relieve or release Tenant from its obligations under this Lease. In the event Landlord consents to a sublease of the Premises any profit in connection with said sublease shall be shared equally between Landlord and Tenant.

12.2 LANDLORD'S RIGHTS. Landlord's right to assign this Lease or sell or convey the Premises are and shall remain unqualified. Upon any said assignment, sale or conveyance, Landlord shall thereupon be entirely freed, relieved and released, of all obligations of the Landlord hereunder and shall not be subject to any liability resulting from any act or omission or event occurring after said assignment, sale or conveyance. No assignee, purchaser or mortgagee of Landlord shall be obligated hereunder for any of Landlord's duties or obligations prior to the effective date of the assignment, purchase, completion of foreclosure of mortgage or acceptance of a deed in lieu of foreclosure of mortgage.

                                   SECTION 13
                                    INSURANCE

13.1 TENANT'S INSURANCE. Tenant, at its sole expense, shall provide and keep in full force and effect during the full term hereof, and during such other times as Tenant occupies the Premises or any part thereof, for the benefit of Landlord and Landlord's mortgagee, if any, as their interest may appear (the Landlord and Landlord's mortgagee to be named as additional insureds thereon) the following insurance coverages:

     A. All Risk Property Insurance, including coverage for fire, extended coverage, vandalism, malicious mischief and sprinkler leakage to Tenant's contents and all leasehold improvements to the Premises whether initially paid for by Landlord or Tenant in an amount not less than replacement cost.

     B. Comprehensive General Liability insurance with a minimum limit of liability of $2,000,000.00 combined single limit covering the Premises and adjoining sidewalks, streets and alleys.

     C. Worker's Compensation insurance affording statutory coverage and containing statutory limits of liability as may be required by Minnesota's Workers Compensation or other similar statutes.

     D.   Plate glass insurance, if applicable.

     E.   Boiler insurance, if applicable.

13.2 FORM OF INSURANCE. All insurance policies required hereunder shall (i) be in form and content satisfactory to Landlord, (ii) be placed with companies with a general policyholder's rating of not less than Class A as rated in the most current BEST'S INSURANCE REPORTS, satisfactory to Landlord and qualified to do business in the State of Minnesota, (iii) provide for at least thirty (30) days prior written notice to Landlord before cancellation, modification or amendment and (iv) provide that the proceeds thereof and Landlord's and Landlord's Mortgagee's, (if any) interests therein shall not be affected or subject to cancellation by reason of any act or omission of Tenant. The insurance required hereby may be maintained by means of a policy or policies of blanket insurance so long as the provisions of this Section 13 are fully satisfied. Two copies of all policies of insurance and certificates thereof, stating the premiums have been paid in full or other evidence satisfactory to Landlord that the premiums have been paid in full shall be delivered to Landlord.

13.3 TENANT'S ACTIONS. Tenant will not do, omit to do, or suffer to be done or keep or suffer to be kept, anything in, upon or about the Premises or the Building which will violate the provisions of Landlord's policies insuring against loss or damage by fire or other hazards (including, but not limited to, public liability), which will adversely affect Landlord's fire or liability insurance premium rating or which will prevent Landlord from procuring such policies with companies acceptable to Landlord, provided Tenant is first given notice of the requirements of such policies. If anything done, omitted to be done or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the Premises shall cause, by itself or in combination with other circumstances existing at the Building, the premium rate of fire or other insurance on the Premises or other property of the Building with companies acceptable to Landlord to be increased beyond the established rate from time to time fixed by the appropriate underwriters with regard to the use of the Premises for the purposes permitted under this Lease or to such other property in the Building for the user or uses made thereof, Tenant will pay the amount of such increase or, in the event that other circumstances existing at the Building shall have contributed to such increase, such equitable portion of such increase as may be reasonably determined by Landlord, as additional rent upon Landlord's demand, and will thereafter pay the amount of such increase, as the same may vary from time to time, with respect to every premium relating to coverage of the Premises during a period falling within the Term until such increase is eliminated. In addition, if applicable, Landlord may, at its option, rectify the condition existing on the Premises which caused or was a contributing cause of the increased premium rate, in the event that the Tenant should fail to do so, and may charge the cost of such action to Tenant as additional rent, payable on demand. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and/or liability insurance rate on the Premises.

                                   SECTION 14
                              DAMAGE OR DESTRUCTION

14.1 DETERMINATION TO REBUILD. In the event the Premises or the Building are damaged or destroyed by fire, or other casualty (hereinafter referred to as the "Damage"), Landlord, shall have thirty (30) days from the date of the Damage to decide to rebuild or terminate this Lease. In the event Landlord decides to terminate this Lease, Landlord shall provide written notice to Tenant within said thirty (30) day period. Landlord shall have an additional sixty (60) days from the expiration of the first thirty (30) day period to obtain all necessary permits and approvals from the appropriate governmental authorities in order to commence reconstruction, provided Landlord has not terminated this Lease during the first thirty (30) day period. If Landlord is unable to obtain all governmental permits and approvals, then Landlord may terminate this Lease upon written notice to Tenant.

14.2 LANDLORD'S RESTORATION. In the event that Landlord has not terminated this Lease during the first thirty (30) day period after the Damage or the ensuing sixty (60) day period after the first thirty (30) day period, Landlord shall commence to repair, reconstruct, and restore the Damage to substantially the same condition in which it was immediately prior to the happening thereof and prosecute the same diligently to completion.

14.3 TENANT'S RIGHT TO TERMINATE LEASE. In the event that construction has not been completed within ONE FIFTY (150) days of the Damage, Tenant shall be entitled to terminate this Lease upon THIRTY (30) days notice after the expiration of ONE FIFTY (150) days from the date of Damage. Provided, however, should the Premises be substantially completed within said THIRTY
(30) day notice period, then Tenant's notice of termination of the Lease shall be null and void.

14.4 TENANT'S RIGHT TO TERMINATE LEASE DURING LAST 12 MONTHS OF LEASE TERM. Notwithstanding the terms of Section 14.3 above, in the event that Damage to the Premises or to the Building occurs during the last twelve (12) months of the term of this Lease that materially affects Tenant's conduct of business at the Premises and construction has not been completed within forty-five (45) days of the Damage, Tenant shall be entitled to terminate this Lease upon thirty (30) days after the expiration of forty-five (45) days from the date of Damage. Provided, however, should the Premises or the Building be substantially completed within said thirty (30) day notice period, then Tenant's notice of termination of the Lease shall be null and void.

14.5 RENT ABATEMENT. If the Premises are rendered partially or totally untenantable as a result of the Damage, then to the extent the Premises are rendered untenantable, the rent shall be proportionally abated until Landlord has completed the repair, reconstruction, or restoration.

14.6 TENANT'S RESTORATION. In the event Landlord elects to repair, reconstruct, or restore the Damage, Tenant agrees to repair or replace any Damage to Tenant's leasehold improvements, its merchandise, trade fixtures, furnishings, operating equipment, and personal property, including wall coverings, carpeting, and drapes, as soon as possible after the occurrence of the Damage to at least a condition equal to that prior to the Damage.

14.7 LIABILITY FOR DAMAGE. In no event shall Landlord be liable for interruption to the business of Tenant or for damage to or repair, reconstruction, or restoration of any items belonging to Tenant or any other items within the Premises or Common Area.

14.8 TERMINATION OF LEASE.  Upon any termination of this Lease under this
Section 14, the rent imposed under this Lease shall be adjusted as of the date of such termination and the parties shall be released thereby without further obligation to the other party, except for items which have been previously accrued and are then unpaid, and except for obligations which are designated as surviving such termination by Landlord, if any.

                                   SECTION 15
                              WAIVER OF SUBROGATION

15.1 WAIVER OF SUBROGATION. Landlord and Tenant agree that in the event the Premises, the Building or the fixtures contained thereon are damaged or destroyed by an insured casualty, the rights, if any, of each party against the other with respect to such damage or destruction whether caused by negligent act or omission, or otherwise, to the extent that such damage or destruction is recovered from the insurer of policies of insurance, are waived.

                                   SECTION 16
                                  CONDEMNATION

16.1 TOTAL OR PARTIAL CONDEMNATION. In the event of a condemnation (which shall in this Section whenever appearing be defined to include a taking for public or quasi-public use or a voluntary deed executed by the Landlord in lieu thereof) of all or a substantial part of the Real Property or the Building, this Lease and Tenant's rights to possession of the Premises shall terminate as of, and rent shall be paid to, the date title is vested in the condemnor. In the event of condemnation of less than all or a substantial part of the Real Property or the Building, this Lease shall continue as to the part not so taken and the annual rent to Landlord by Tenant shall be reduced prorata for the area of the Premises so taken. If the condemnation does not include a portion of the Premises, the annual rent to be paid to Landlord by Tenant shall not be reduced. IF THE CONDEMNATION OF ANY PART OF THE PREMISES OR ANY PART OF THE COMMON AREAS SUBSTANTIALLY AND MATERIALLY IMPAIRS TENANT'S USE OF THE PREMISES, AS REASONABLY DETERMINED BY LANDLORD, TENANT SHALL BE ENTITLED TO TERMINATE THE LEASE BY PROVIDING WRITTEN NOTICE TO LANDLORD. SUCH TERMINATION SHALL BE EFFECTIVE AS OF THE DATE OF THE SAID IMPAIRMENT.

16.2 CONDEMNATION AWARDS. Any and all awards or voluntary compensation paid in lieu thereof shall be the sole property of Landlord, whether resulting from the diminution of the value of the leasehold estate or otherwise, and Tenant shall have no right to or interest in any portion thereof, unless a specific award is made to Tenant for its relocation costs or moving expenses.

                                   SECTION 17
                               COMPLIANCE WITH LAW

17.1 TENANT'S COMPLIANCE. Tenant shall not use or occupy the Premises or permit the use or occupancy of the Premises nor do or permit anything to be done in or upon the Premises in any manner which will in any way violate any certificate of occupancy affecting Premises or make void, voidable or make more expensive any insurance then in force with respect thereto or which will make it impossible to obtain fire or other insurance or which will cause or be likely to cause structural damage to the Building or any part thereof situate upon the Premises nor which will constitute a public or private nuisance and shall not use or occupy the Premises or permit the use or occupancy of the Premises in any manner which will violate any present or future law, ordinance, statute or regulation of any governmental authority, including but not limited to, the Minnesota Clean Indoor Air Act.

17.2 DISABILITY ACCESS LAWS. Tenant hereby covenants and agrees with Landlord that Tenant shall at all times during the term of this Lease, comply with any and all governmental regulation of the Premises regarding access of disabled persons, including without limitation, Titles III and V of the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 ET SEQ. or any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder (collectively "Disability Access Laws"). Landlord shall not be liable for any failure by Tenant to comply with the Disability Access Laws with respect to the Premises during the term hereof and Tenant hereby expressly releases Landlord, its partners, officers, agents, contractors, licensees, employees, agents, affiliates and managing agent (if any) and agrees to indemnify and hold Landlord, its partners, officers, agents, contractors, licensees, employees, agents, affiliates and managing agent (if any) harmless from and against any and all claims and demands for loss or damage, including claims for discriminations, personal injury, monetary damage or injunctive relief arising out of or in connection with any failure or alleged failure of the Premises to comply with the Disability Access Laws, and including reasonable attorneys' and other professional or consultants' fees, paid or incurred by Landlord, its partners, employees, agents, affiliates and managing agent (if any) in connection with the defense of any such claims including, but not limited to, all costs for research regarding settlement or other preventive measures which Landlord, its partners, employees, agents, affiliates and managing agent (if any) may take prior to the filing of such action or to attempt to prevent the filing of such an action. HOWEVER, IN THE EVENT THE ENTIRE BUILDING IS FORCED TO COMPLY AND THEREBY CAUSES TENANT TO COMPLY, THEN THIS WILL BE THE LANDLORD'S OBLIGATION TO REMEDY. IF BY ACTIONS OF THE TENANT, TENANT IS FORCED TO COMPLY, THEN IT WILL BE TENANT'S OBLIGATION TO REMEDY. LANDLORD SHALL BE RESPONSIBLE FOR 50% OF THE FIRST $10,000 OF COSTS THAT THE TENANT INCURS PURSUANT TO THIS SECTION, IF ANY.

                                   SECTION 18
                                 QUIET ENJOYMENT

18.1 TENANT'S OCCUPANCY. Tenant, upon payment of the rent herein reserved and upon performance of all of the terms, covenants and conditions of this Lease by it to be kept and performed, shall at all times during the term hereof, peaceably and quietly enjoy the Premises without any disturbance from Landlord or from any other person claiming through Landlord.

18.2 NO REPRESENTATIONS OR WARRANTIES. With respect to this Lease, (i) neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Premises, except as herein expressly set forth, and no right, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth; and (ii) wherever in this Lease any term, covenant or condition is required to be kept or performed by Landlord, Landlord shall be deemed to have kept and performed such term, covenant and condition, notwithstanding any act or omission of Landlord, if such act or omission is pursuant to any governmental regulation, requirement, directive or request.

                                   SECTION 19
                            SURRENDER OF THE PREMISES

19.1 TENANT'S OBLIGATIONS. Upon expiration or sooner termination of the term hereof, Tenant shall surrender the Premises to Landlord, in good condition and repair, and in at least as good condition and repair as it was at the commencement of this Lease, or such better condition as the Premises may have been put during the term of this Lease, and not less than the condition which Tenant is required to maintain under Section 10 hereof, reasonable wear and tear, condemnation and insured casualty excepted. Tenant's obligations hereunder shall include, but not be limited to, leaving the Premises broom clean; restoring electrical service; elimination of holes in walls; repairing damages to loading dock areas; and removal of alterations, additions, and improvements if required by Landlord as provided in Section 11 hereof; compliance with Section 26 hereof; and bringing the Premises to a tenantable condition; all as reasonably required by Landlord.

19.2 LANDLORD'S REQUIREMENTS. Landlord shall inspect the Premises prior to or upon expiration or sooner termination of this Lease and provide Tenant with Landlord's reasonable requirements for Tenant's compliance with Sections 10, 11, and 19 of this Lease. If Tenant does not comply with Landlord's reasonable requirements by the expiration or sooner termination of this Lease, then Landlord shall, at Tenant's expense, make the repairs and restorations required and Tenant shall pay Landlord for such repairs and restorations within five (5) days of Landlord's invoice or explanation of charges.

                                   SECTION 20
                                SECURITY DEPOSIT

20.1 TENANT'S DEPOSIT. Tenant has deposited with Landlord the sum as provided in Section 1.15. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of the Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall immediately deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term.

                                   SECTION 21
                                     DEFAULT

21.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default:"

     A. If Tenant should either (i) fail to make due and punctual payment of rent, additional rent, or any other sum due Landlord under this Lease; or (ii) vacate or abandon all or any part of the Premises as defined in Section 7.3.

     B. If Tenant shall fail in the punctual performance of or compliance with any of the obligations, covenants, conditions or agreements contained in this Lease by Tenant to be kept or performed other than those referred to in Section 21.1.A. above, which default continues for a period of ten (10) days after written notice thereof; provided, however, if any such default is not susceptible of being cured within said ten (10) day period, the time permitted to Tenant to cure such default shall be extended for so long as shall be reasonably necessary to cure the same so long as Tenant commences promptly and proceeds diligently to cure the default and provided, further, that such period of time shall not be so extended if such extension, in Landlord's sole judgement, shall jeopardize the interest of Landlord in this Lease or pursuant to a mortgage, now or hereafter encumbering the Premises or so as to subject Landlord or Tenant to any civil or criminal liabilities.

     C. If, at any time during the term hereof, proceedings in bankruptcy shall be instituted by Tenant by the filing of a voluntary petition in bankruptcy or if Tenant shall take any benefit under the Bankruptcy Act or any other insolvency of debtor release statute, either state or federal, or if Tenant shall make a general assignment for the benefit of creditors or if a receiver shall be appointed for the property of Tenant, and provided Tenant within sixty (60) days thereafter shall have failed to cause such receivership to be vacated, or if an involuntary petition under any provision or section of the Bankruptcy Act is filed against Tenant and provided Tenant within sixty (60) days thereafter shall have failed to cause said involuntary petition to be dismissed and set aside.

21.2 LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, Landlord, at any time thereafter and without limiting Landlord in the exercise of any other right or remedy it may have on account of such default and without any further notice or demand, may:

     A. notify Tenant, in writing, that this Lease shall terminate as of the earliest day which the law permits or on any later date specified in such notice. Tenant's right to possession of the Premises shall cease as of the date set forth in Landlord's notice of termination. Neither the passage of time after the occurrence of an Event of Default nor Landlord's exercise of any other remedy with regard to such Event of Default shall limit Landlord's rights under this
           Section 21.2.A. and no notice from Landlord under this
           Section 21.2.A. or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any reentry to or reletting of the Premises to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice;

     B. with or without terminating this Lease and without demand or notice to Tenant, re-enter and take possession of the Premises using such procedures as may, from time to time, be provided by law to expel Tenant and those claiming through or under Tenant, and to remove the property of either or both. Landlord's exercise of Landlord's rights under this Section 21.2.B. shall not subject the Landlord to liability for conversion or trespass and shall not affect Landlord's right to recover arrearage of Rent payable under this Lease or any amounts due as a result of any preceding breach of covenants or conditions. No reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant;

     C. should Landlord elect to reenter as provided in Section 21.2.B. or should Landlord take possession pursuant to legal proceedings or otherwise Landlord may, but shall not be required to, from time to time, without terminating this Lease, relet the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive any rent resulting from such reletting. Landlord will have no obligation to relet the Premises and will in no way be responsible or liable for any failure to relet the Premises or any part of the Premises, or for any failure to collect any rent due upon such reletting;

     D. with or without terminating this Lease and without demand or notice to Tenant, to cure any Event of Default and charge Tenant for the cost of effecting such cure, including, without limitation (a) an amount equal to 15% of the cost incurred by Landlord to effect such cure to cover the administrative costs of effecting the cure; (b) attorneys' fees; and (c) interest on the amount so advanced at the rate set forth in Section 22. Notwithstanding the above, Landlord will have no obligation to cure any such Event of Default of Tenant;

     E. with or without terminating this Lease, recover from Tenant an amount equal to the rent and additional rent owing for the balance of the term, WHICH BALANCE WILL BE DISCOUNTED TO PRESENT VALUE USING A TWELVE PERCENT (12%) DISCOUNT RATE, plus the amount of any past due rent and PAST DUE additional rent, less the net proceeds, if any, of any reletting of the Premises by Landlord. All of Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage, alteration and repair costs and expenses of preparation for such reletting shall be deducted from the proceeds of any reletting in determining the net proceeds of such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section 21.2.E. will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Landlord may recover the amount due from Tenant under this
           Section 21.2.E. monthly, on the day on which the Base Rent would have been payable under this Lease; or if Landlord so chooses, on a less frequent basis;

     F. elect to terminate the Lease and recover from Tenant as liquidated damages and not as a penalty, an aggregate rent which, at the time of such termination of this Lease, represents the (a) full amount of any past due rent and additional rent, and (b) the amount by which the rent and additional rent that would have accrued for the balance of the term of this Lease exceeds the fair market rental value of the Premises for the same period with such amount discounted to present value at the lesser of four percent (4%) or the discount rate of the Federal Reserve System on the date of the Event of Default.

21.3 LANDLORD'S RIGHTS CUMULATIVE. The foregoing rights of Landlord shall be cumulative to all other rights and remedies now or hereafter provided by law or by the terms of this Lease. Landlord shall be entitled to collect from Tenant its costs, expenses, and fees including, but not limited to, its attorneys' fees for all actions taken by Landlord because of Tenant's breach of this Lease. In addition, the maintenance of any action or proceeding to recover the possession or repossession of the Premises or any installment or installments of rent, additional rent, or any other obligation which may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent acts or proceedings whether the recovery of possession or repossession of the Premises or of any subsequent installment of rent, additional rent, or of any other obligations which may be due or become due from Tenant to Landlord under any of the provisions hereof. Suit or suits for the recovery of such deficiency or damage may be brought by Landlord from time to time at the election of Landlord and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the demised term would have expired by limitation had there been no such default by Tenant.

21.4 NO WAIVER OF RIGHTS OR REMEDIES. The subsequent acceptance by Landlord of rent or other sums required hereunder shall not be deemed a waiver of any preceding breach of any obligation hereunder by Tenant other than the failure to pay the particular rent or other sum so accepted and the waiver of any breach of any covenant or condition by Landlord herein shall not constitute a waiver of any other breach regardless of knowledge thereof. The exercise of any right, option or privilege hereunder by Landlord shall not exclude Landlord from exercising any and all other rights, privileges and options hereunder, and Landlord's failure to exercise any right, option or privilege hereunder shall not be deemed a waiver of such right, option or privilege, nor shall it relieve Tenant of Tenant's obligations to perform each and every covenant and condition on Tenant's part to be performed hereunder, nor from damages or other remedy for failure to perform or meet the obligations of this Lease.

                                   SECTION 22
                              LATE PAYMENT CHARGES

22.1 TENANT'S LIABILITY. If Tenant should fail to pay any installment of rent, additional rent, or other charge on the day when the same shall become due and payable hereunder, and continues in default for a period of five (5) days, the Tenant shall pay to the Landlord a late payment charge of Two Hundred Fifty and No/100 Dollars ($250.00), or FOUR percent (4%) of the rent payment due, whichever is greater, together with interest on the unpaid rent installment or other charge at the maximum rate permitted by law or the rate of eighteen percent (18%) per annum, calculated from the date the rent installment or other charge was due, whichever is less. Tenant shall pay such late charges and interest at the time the rent installment or other charge is paid. However, acceptance by the Landlord of a late rent installment or other charge without the late charge due shall not be interpreted as a waiver of the rights to such late charge by Landlord, either as to that installment or other charge, or as to any installments or other charges which become due in the future. Further, failure by Tenant to pay such late charges and interest on unpaid installments or other charges shall be considered to be a default under this Lease. The rights, options, powers and remedies of the Landlord under this
Section 22 shall be cumulative and in addition to any other rights given to Landlord by law or under the terms of this Lease. TWO TIMES DURING EACH LEASE YEAR TENANT WILL BE GRANTED A "LATE PAYMENT CHARGE" WAIVER, IN WHICH THE LATE FEE WILL BE WAIVED FOR A PERIOD OF FIVE (5) DAYS AFTER LANDLORD'S WRITTEN NOTICE TO TENANT AT WHICH IT WILL BE REINSTATED. THE INTENT OF THIS IS TO MAKE ALLOWANCE FOR THE RENT CHECK GETTING LOST OR ANY SIMILAR OCCURRENCE. THIS ADDITIONAL WORDING ONLY ADDRESSES THE FORGIVENESS OF A LATE FEE, NOT AN EXTENSION OF THE RENT DUE DATE.

                                   SECTION 23
                                     NOTICES

23.1 MANNER OF NOTICE. Any notice or demand to be given to or served upon either Landlord or Tenant in connection with this Lease, shall be deemed to have been sufficiently given or served for all purpose if it is personally served or if it is sent certified mail, return receipt requested, postage prepaid, to the Landlord and Tenant at the addresses provided in Sections 1.16 and 1.17. Either party may change the place to which notice is to be sent by sending a written notice thereof to the other in the same manner hereinabove provided.

23.2 NOTICE TO LANDLORD'S LENDER. Tenant agrees to give to Landlord's lender by certified mail, return receipt requested, postage prepaid, a copy of any notice of default served upon Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, the lender, if it elects to cure such default, shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty
(30) days, Landlord's lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, necessary to affect such cure), in which event the lease shall not be terminated while such remedies are being so diligently pursued. Landlord's lender, as the term is used herein, shall be deemed to include any purchaser at a foreclosure sale and any purchaser acquiring title through mortgage foreclosure proceedings. In the event that Landlord's lender or any other party shall succeed to the interest of Landlord under this lease, or otherwise becomes entitled to and takes possession of the Real Property, Landlord's lender or any such other party, or any subsequent owner, shall not be liable for any act or omission of any prior landlord (including Landlord).

                                   SECTION 24
                            BANKRUPTCY OR INSOLVENCY

24.1 CHAPTER 7 OF THE BANKRUPTCY CODE. In the event Tenant shall become a Debtor under Chapter 7 of the Bankruptcy Code, and such proceeding is neither dismissed nor stayed within 60 days, and the Trustee or Tenant shall elect to assume this Lease for the purpose of assigning this Lease or otherwise, such election and assignment may only be made if all of the terms and conditions of Sections 24.2 and 24.4, hereof, are satisfied. If such Trustee shall fail to elect or assume this Lease within 60 days after filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the Premises without further obligation to Tenant or Trustee, and this Lease shall be cancelled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

24.2 CHAPTERS 11 AND 13 OF THE BANKRUPTCY CODE. In the event a Petition for reorganization or adjustment of debts is filed by Tenant under Chapters 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapters 11 or 13, the Trustee Tenant, as Debtor-In-Possession, must elect to assume this Lease within 60 days from the date of the filing of the Petition under Chapters 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease. If Tenant is in default under Section 21 of this Lease, then no election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapters 7, 11, or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, has been satisfied, and Landlord has so acknowledged in writing:

     A. Landlord has not terminated this Lease pursuant to the provisions established herein prior to the filing of the Petition.

     B. The Trustee or the Debtor-In-Possession has cured, or has provided Landlord adequate assurance (as defined below) that within the times provided in Section 21, the Trustee or the Debtor-In-Possession will cure all defaults under this Lease;

     C. The Trustee or the Debtor-In-Possession has compensated Landlord (or has provided to Landlord adequate assurance, as defined below, that within 30 days from the date of assumption Landlord will be compensated) for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee, or the Debtor-In-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

     D. The Trustee or the Debtor-In-Possession has provided Landlord with "adequate assurance" of the future performance of each of Tenant's, Trustee's or Debtor-In-Possession's obligations under this Lease; provided, however, that:

           (1) The Trustee or Debtor-In-Possession shall also deposit with Landlord, as security for the timely payment of rent and additional rent, an amount equal to three months of the rent and additional rent and other sums or charges which are payable under this Lease at the time;

           (2) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to Tenant or Transferee of the Lease after the completion of bankruptcy proceedings.

     E. For purposes of this Section 24, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum, "adequate assurance" shall mean:

           (1) The Trustee or the Debtor-In-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease; and

           (2) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or Trustee, or Debtor-In-Possession shall have granted a valid and perfected lien and security interest and/or mortgage in property of Tenant, Trustee or Debtor-In-Possession to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

24.3 ASSUMPTION OF LEASE. In the event this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession under the provisions of Section 24, hereof, and thereafter Tenant is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, if Tenant is in default under Section 21 of this Lease, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, by no later than 30 days after the occurrence of either of such events.

24.4 ASSIGNMENT OF LEASE. If the Trustee or Debtor-In-Possession has assumed this Lease pursuant to the terms and conditions of Section 24 herein, for the purpose of assigning (or elects to assign) Tenant's interest under this Lease, or the estate created thereby, to any other person, if Tenant is in default under Section 21 of this Lease, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided "adequate assurance of future performance," as defined in this Section 24.4, of all of the terms, covenants, and conditions of this Lease to be performed by Tenant. For purposes of this Section 24.4, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied, and Landlord has so acknowledged in writing:

     A. the assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease;

     B. the assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's reasonable requirements of credit-worthiness; and

     C. the assignee has submitted in writing evidence, satisfactory to Landlord, of substantial successful business experience in the use and operation of facilities such as required to be operated under this Lease.

24.5 REASONABLE USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the rent (as defined in this Lease) and other monetary obligations of Tenant accruing under this Lease as Additional Rent.

24.6 LANDLORD'S CONSENT. Neither Tenant's interest in the Lease nor any estate of Tenant hereby created shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of any law under the bankruptcy, insolvency or other similar laws of any state having jurisdiction of the person or property of Tenant (hereinafter referred to as the "state law"), unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent and additional rent, or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive, the need to obtain Landlord's consent of, Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease, without such consent.

P\36 STATE LAW. In the event the estate of Tenant created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under any state law, or if a Receiver of Trustee of the property of Tenant or any guarantor shall be appointed under state law by reason of Tenant's insolvency or inability to pay its debts as they become due and otherwise, and if Tenant is otherwise in default under the Lease, or if any assignment shall be made of Tenant's general property for the benefit of creditors under state law, then and in such event, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within sixty (60) days after the occurrence of such event.

                                   SECTION 25
                     ESTOPPEL CERTIFICATE AND SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

25.1  ESTOPPEL CERTIFICATE.  Tenant agrees, from time to time and within ten
(10) days written notice, to execute, acknowledge and deliver an estoppel certificate prepared by Landlord certifying that (a) this Lease is in full force and effect subject only to such modifications (if any) as may be set forth therein, (b) that Tenant is in possession of the Premises and paying rent and additional rent as provided in this Lease, (c) the date (if any) to which rent is paid in advance, (d) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (e) any other statements relating to this Lease which may be required by Landlord, or required by Landlord's lender, mortgagee or any prospective transferee or assignee, or which are contained in such forms prepared by Landlord's lender, mortgagee, or any prospective transferee or assignee, which do not affect the economic provisions of this Lease or the use of the Premises by Tenant or the term of this Lease. Any such statement may be relied upon by any prospective transferee, assignee or mortgagee. If Tenant fails to deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect without modification, except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance and that there are no prepaid rents. Tenant hereby irrevocably appoints Landlord as attorney-in-fact to execute, acknowledge and deliver such documents as are contemplated in this
Section 25 if Tenant shall fail and refuse to do so within ten (10) days of receipt of Landlord's written request therefor and upon delivery of a copy of such writing to Tenant the facts set forth therein shall be conclusively deemed to be true.

25.2 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. Tenant agrees that this Lease shall be subordinate to any mortgage that may now exist or hereafter be placed upon the Real Property and to any and all advances to be made thereunder and to the interests thereon, and all renewals, replacements and extensions thereof, provided that the mortgagee named in said mortgages shall agree to recognize the lease of Tenant in the event of foreclosure if Tenant is not in default. In the event any mortgagee elects to have this Lease prior to the lien of its mortgage, then, and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall be deemed prior in lien to said mortgage whether this Lease is dated prior to or subsequent to the date of said mortgage. Tenant agrees, from time to time and within ten
(10) days written notice, to execute, acknowledge and deliver a subordination, non-disturbance and attornment agreement in the form required by Landlord, or required by Landlord's lender or mortgagee.

25.3 TENANT'S DEFAULT. Tenant's failure to execute and deliver an estoppel certificate and/or a subordination, non-disturbance and attornment agreement as provided herein shall constitute an Event of Default and Landlord shall have the right to exercise any and all remedies as provided in this Lease and/or as provided by law, including, but not limited to, the right to recover damages caused by Tenant's failure to provide such estoppel certificate and/or subordination, non-disturbance and attornment agreement.

                                   SECTION 26
                               HAZARDOUS MATERIAL

26.1 LANDLORD'S AND TENANT'S OBLIGATIONS. NEITHER LANDLORD NOR Tenant shall not use, or permit the use of the Premises, Building or Real Property for the use, storage or disposal of any Hazardous Material as hereinafter defined, except for immaterial quantities used in LANDLORD OR Tenant's business operation. if Tenant shall provide written notification to Landlord OF TENANT'S USE OF SUCH HAZARDOUS MATERIAL and provides evidence REASONABLY satisfactory to Landlord that Tenant is in full compliance with all applicable laws relating to the Hazardous Material.

26.2 DEFINITION OF HAZARDOUS MATERIAL. Hazardous Material as used in this Lease means any hazardous or toxic substance, material, waste or similar term which is regulated by local authorities, the State of Minnesota or the federal government, including, but not limited to, any material, substance, waste or similar term which is:

     A. defined as a Hazardous Material under the laws of the State of Minnesota, as amended from time to time;

     B. defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. 1317) as amended from time to time;

     C. defined as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. 6901 et. seq.) as amended from time to time;

     D. defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. 9601 et. seq.) as amended from time to time;

     E. defined as a hazardous waste or toxic substance, waste, material or similar term in any rules and regulations, as amended from time to time, which are adopted by any administrative agency including, but not limited to the Environmental Protection Agency, the Occupational Safety and Health Administration, and any such similar state or local agency having jurisdiction over the Premises whether or not such rules and regulations have the force of law; or

     F. defined as a hazardous or toxic waste, substance, material or similar term in any statute, regulation, rule or law enacted or adopted at any time before or after the date of this Lease by local authorities, the State of Minnesota, or the federal government.

26.3 LANDLORD REPRESENTS AND WARRANTS TO THE BEST OF ITS KNOWLEDGE THAT IT DOES NOT KNOW OF AND HAS NOT RECEIVED ANY NOTICE OF ANY VIOLATION REGARDING ANY HAZARDOUS MATERIAL LAWS AT THE PREMISES, BUILDING OR REAL PROPERTY.

26. INDEMNIFICATION. LANDLORD AND Tenant shall EACH indemnify and defend THE OTHER and hold it harmless from and against any loss, damage or cost or expense, including reasonable attorney's fees, which may result from any breach or claimed breach of the foregoing. This Section shall survive the termination of this Lease.

                                   SECTION P6
                                  MISCELLANEOUS

27.1 HEADINGS. The section and subsection headings herein are inserted only for convenience and reference and shall in no way define, limit or describe the scope or intent of any provisions of this Lease. As used herein and where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable.

27.2 BINDING EFFECT. Subject to Section 12, the covenants and agreements herein contained shall bind and shall inure to the benefit of the Landlord and Tenant, their respective heirs, administrators, legal representatives, successors and assigns.

27.3 GOVERNING LAW AND JURISDICTION. This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota.
 Any dispute between Landlord and Tenant concerning this Lease shall be heard and decided by the District Court for the State of Minnesota, Fourth Division, in and for Hennepin County, Minnesota. The parties hereto do hereby subject themselves to the jurisdiction of said court.

27.4 HOLDING OVER. If Tenant shall hold over the Premises or any part thereof after the expiration or termination of the term hereof such holding over shall be construed only to be a tenancy at sufferance subject to all of the covenants, conditions and obligations hereof, except that the rent shall be ONE-AND-ONE-HALF twice the amount set forth in Section 4.1 hereof prorated on a daily basis for each day that Tenant remains in possession. Tenant shall indemnify Landlord against any and all claims, losses, and liabilities for damages resulting from Tenant's failure to timely surrender possession, including, without limitation, any claims made by any succeeding Tenant. Nothing herein shall be construed to give Tenant any rights to hold over and to continue in possession of the Premises after the expiration or termination of the term hereof.

27.5 NO JOINT VENTURE. The relationship of the parties hereto is that of Landlord and Tenant and it is expressly understood and agreed that Landlord is not in any way or for any purpose a partner of Tenant or a joint venturer with Tenant in the conduct of Tenant's business or otherwise.

27.6 ENTIRE AGREEMENT. This Lease, Addendum, if any, and any Exhibits or Schedules related thereto embodies the entire agreement between the parties, supersedes all prior agreements and understandings and may not be changed verbally but only by an agreement in writing and signed by the party against whom enforcement or any waiver, change, modification or discharge is sought.

27.7 TIME IS OF THE ESSENCE. Time is of the essence of this Lease and of each and every of the provisions herein contained.

27.8 ADJUSTMENT OF RENTABLE AREA. Landlord shall have the right to increase or decrease the rentable area of the Building not to exceed a ten percent (10%) increase or decrease.

27.9 LANDLORD'S ACCESS. Tenant agrees to permit Landlord, or its agents or representatives to enter into and upon any part of the Premises at all suitable hours to inspect the same, to clean it, to make such repairs, alterations or additions that are required under the terms hereof if not made by Tenant, or to exhibit the Premises to prospective lessees, purchasers or others, or for such other reasonable purposes as Landlord may deem necessary or desirable. Tenant shall not be entitled to any abatement or reduction of rent, Operating Costs, or any other sums payable by Tenant under this Lease by reason of any such entry. Landlord shall, whenever possible (except in an emergency), consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction. In such event, Tenant waives any breach or default of the covenant of quiet enjoyment set forth in Section 18.

27.10 WAIVER. One or more waivers of any covenant, term or condition of this Lease by one party shall not be construed by the other party as a waiver of subsequent breach of same covenant, term of condition. The failure or delay on the part of the other party to enforce or exercise at any time any of the provisions, rights or remedies of this Lease shall in no way be construed to be a waiver thereof nor in any way effect the validity of this Lease or any part thereof or the right of the party to thereafter enforce each and every such provision, right or remedy.

27.11 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect or impair the validity or enforceability of any other provision.

27.12 PAYMENT AND RECEIPT OF MONEY. No payment by Tenant or receipt by Landlord of a lesser amount than the base rent or additional rent due shall be deemed to be other than on account of the earliest installment thereof then due nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction. Landlord may apply any money received in any manner it determines in it sole discretion. Landlord may accept such check or payment without prejudice to Landlord's right to any additional amount due hereunder or pursuant to any other remedy in this Lease provided.

27.13 LANDLORD NOT LIABLE. Save for its gross negligence, Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises or any part of the Building or any persons transacting any business in the Building or present in the Building for any other purpose or for any loss or damage resulting to Tenant or its property from burst, stopping or leaking water, sewer, sprinkler or steam pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility.

27.14 NON-RECOURSE. Notwithstanding anything to the contrary contained in this Lease, in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed, honored or performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Building owned by Landlord (OR THE PROCEEDS FROM A SALE, CONDEMNATION, OR INSURANCE) for the collection of any judgment (or any other judicial procedures requiring the payment of money by Landlord) and no other property or assets of Landlord shall be subject to levy, execution, or other procedures for satisfaction of Tenant's remedies.

27.15 EACH COVENANT ESSENTIAL. Each covenant and agreement on the part of one party is understood and agreed to constitute an essential part of the consideration for each covenant and agreement on the part of the other party.

27.16 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

27.17 JOINT AND SEVERAL LIABILITY. If the Lease is executed by more than one person (or entity) then each party so executing shall be jointly and severally liable for all amounts, or other performance, under and pursuant to this Lease.

27.18 SURVIVAL. Where the context of a term or condition within this Lease creates an obligation or liability, or both, by its terms or reasonable interpretation of Tenant to Landlord that would, or could, continue or arise after the expiration or termination, or both, of this Lease then those terms or conditions shall survive expiration or termination, or both, of this Lease and may be enforceable by Landlord against Tenant pursuant to the terms thereof. Sections of this Lease which are covered by this Section 27.18 include, but are limited to, sections regarding the payment of money, sections regarding indemnification, and Sections 4, 6, 8, 10, 11, 13, 19, 21, 22, 26 and 27.24.

27.19 NO RESERVATION OR OPTION. The submission of this Lease for examination does not constitute a reservation of, or option for, the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

27.20 CONSTRUCTION OF LEASE. This Lease has been negotiated at arms length between Landlord and Tenant with both Landlord and Tenant having consulted with legal counsel or had the opportunity to consult with legal counsel; therefore in the event of any ambiguity of any provision of this Lease or any dispute concerning the meaning of any provision of this Lease, this Lease shall not be construed against the party that drafted this Lease.

27.21 WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury for all matters which may arise under this Lease.

27.22 RENT RELATED TO VALUE. Landlord and Tenant agree that the rent and additional rent provided for in this Lease are related to the value of the property on the Lease.

27.23 BROKERAGE COMMISSION. Tenant AND LANDLORD represents and warrants that it has not engaged a broker or representative for whom a commission or fee is payable except as provided in Section 1.18. Any commission or fee due to a broker or representative retained by EITHER PARTY other than as provided in
Section 1.18 shall be paid by THE PARTY ENGAGING THE BROKER. Tenant AND LANDLORD hereby agrees to indemnify EACH OTHER and hold EACH OTHER harmless from any such brokerage commission or fee for any broker or representative not provided for in Section 1.18.

27.24 ATTORNEYS' FEES. Landlord AND TENANT (WHICHEVER IS THE PREVAILING PARTY IN AN ACTION) shall be entitled to collect and shall be liable to EACH OTHER for costs, expenses, and fees, including, but not limited to attorneys' fees in the event EITHER PARTY retains attorneys to represent THEM in the enforcement of rights and remedies under this Lease, whether litigation is commenced or not. This provision shall survive the expiration or termination
of this Lease.   PAYMENT OF THE PREVAILING PARTY'S ATTORNEY FEES WILL BE
RECIPROCAL, EXCEPT IN THE EVENT OF AN UNLAWFUL DETAINER ACTION. IN THE EVENT OF SUCH AN ACTION, AND EXPENSES, LANDLORD SHALL BE ENTITLED TO COLLECT AND TENANT SHALL BE LIABLE TO LANDLORD FOR LANDLORD'S COSTS, EXPENSES AND FEES, INCLUDING, BUT NOT LIMITED TO ATTORNEY'S FEES IN THE EVENT LANDLORD RETAINS ATTORNEYS TO REPRESENT LANDLORD IN THE ENFORCEMENT OF LANDLORD'S RIGHTS AND REMEDIES UNDER THIS LEASE, WHETHER LITIGATION IS COMMENCED OR NOT.

27.25 AUTHORIZED SIGNATURES. The undersigned persons who sign this Lease on behalf of and as representatives of Tenant are hereby representing and warranting that they are duly authorized by Tenant to sign this Lease and that this Lease is the valid and binding obligation of Tenant.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

                              LANDLORD:

                              CHURCHILL WINSTON LIMITED PARTNERSHIP
                              --------------------------------------------------
                              By Churchill Management Co.
                                 d/b/a R. L. Johnson Company
                              Its Managing Agent


                              By:
                              --------------------------------------------------
                              Its:
                              --------------------------------------------------

                              TENANT:

                              TECH SQUARED, INC.
                              --------------------------------------------------

                              By:
                              --------------------------------------------------
                              Typed or Printed Name of Person Signing
                              Its:
                              --------------------------------------------------



                              By:
                              --------------------------------------------------
                              Typed or Printed Name of Person Signing
                              Its:
                              --------------------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Lot 10 except the West 110 feet thereof and all of Lots 11, 12 and 13, Block 5, Edina Interchange Center, according to the recorded plat thereof.

                                    EXHIBIT B

                                   FLOOR PLAN

                                    EXHIBIT C

                                  SIGN CRITERIA

                                    EXHIBIT D

                                 LANDLORD'S WORK

Landlord agrees to repair or replace one existing HVAC unit that is currently not working. The cost of such repair or replacement will be paid for through Operating Costs.

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS

CONCESSION:
As an inducement to lease, Landlord shall abate the first two months of base rent (5/1/96 - 6/30/96) due under the renewal term as outlined in Section 1.12 of this lease.


EXPANSION:
If Tenant is not in default, Tenant may have the first opportunity to lease the adjacent 6,188 sq. ft. effective July 1, 1997 by providing nine (9) months advance written notice. Tenant agrees to lease the expansion space at the same rate as the current occupant ($4.52 p.s.f.) for the remainder of the extended term.


CONTRACTION:
If Tenant is not in default, Landlord agrees to reduce the premises (and the corresponding base rent and additional rent due under the lease by 2,692 sq. ft. representing the mezzanine to bay 4 and the extension of warehouse space into bay 4 (5190 West 76th Street) effective July 1, 1997 provided i) Tenant has not exercised its first opportunity to lease as outlined above; and ii) The current occupant of the adjacent 6,188 sq. ft. does not renew its lease.

The revised rent schedule will be as follows:

PERIOD                        SQ. FT.        ANNUAL RENT         MONTHLY RENT

7/1/97 - 6/30/98              28,595         $122,672.55         $10,222.71
7/1/98 - 6/30/99              28,595         $128,391.55         $10,699.30